EXHIBIT 99.1
Polaris 2007 Annual Shareholders Meeting April 19, 2007

Polaris Annual Meeting April 19th, 2007

Gregory R. Palen Chairman of the Board of Directors

Polaris 2007 Annual Shareholders Meeting April 19, 2007

Thomas C. Tiller Chief Executive Officer

Dow Jones 39 24 23 73 35 80 Nasdaq 30.6 38.6 34.6 31.6 Recreational Vehicles Index 45.9 46.9 45 43.9 Russell 2000 S&P 500 Polaris Dow Jones Nasdaq Recreational Vehicles Index* Russell 2000 S&P 500 80% Polaris 35% 73% 23% 24% 39% 2006 in Summary 2006 was a disappointing year for Polaris. The negatives outweighed the positives and, for the first time in the last 25 years, we did not produce record earnings per share from continuing operations Total Return to Shareholders Polaris vs. Market Indices Five-Year Total Return (2002-2006) The 2006 Scorecard: Sales declined 11% to $1.66 billion Net income from continuing operations declined 14% to $2.72 per diluted share Gross margin percentage declined by 30 basis points Return on shareholders' equity was 41% The debt-to-total capital ratio increased to 60%. Essentially, all of the increase was the result of a significant share buy-back. In 2006, we repurchased a total of 17% of the outstanding shares of the company. Total return down 4% in 2006 However, five year total return remains a respectable 80% *Dow Jones Recreational Vehicles Index

2006 in Summary - Successes RANGERs Continued Double-digit Growth Market share continues to grow - approaching John Deere's #1 position #1 in quality 2002 2003 2004 2005 2006 SxS Market 104000 122000 166000 205000 245000 Strong Growth Market 5 Yr CAGR = 19% $1.8 Billion Market Side-By-Side Market Growth North America 2002 2003 2004 2005 2006 SxS Market 11046 17279 21247 26407 33947 Strong Retail Performance 5 Yr CAGR = 25% RANGER(tm) Retail Performance

2006 in Summary - Successes Retail sales grew in 2006 at ten times the pace of the overall motorcycle industry Gained market share Industry leading quality for 3rd straight year Momentum continues 1st Full Year of Profitability for Victory Victory Financial Trend

Wholesale Portfolio* (In Millions) 2006 in Summary - Successes Financial Services Business Grew 22% in 2006 5 Year CAGR = 14% Wholesale portfolio managed through a joint venture with GE called Polaris Acceptance Retail credit portfolio is managed through a multi-year contract with HSBC Polaris has no credit risk under the retail credit contract with HSBC Polaris also provides extended service and insurance contracts to customers with no risk to Polaris 2002 2003 2004 2005 2006 SxS Market 18.4 23.6 32 38.6 47.1 $47.1 Financial Services Income Total (In Millions) $38.6 $32.0 $23.6 $18.4 2002 2003 2004 2005 2006 SxS Market 4.4 13.2 19.2 22.2 27.1 $27.1 Retail Portfolio - HSBC (In Millions) $22.2 $19.2 $13.2 $4.4 2002 2003 2004 2005 2006 SxS Market 9.2 9.3 11.5 14.2 15.9 $17.1 $14.2 $11.5 $9.3 $9.2 Income from retail credit Income from wholesale credit * In 2006 Polaris Acceptance sold $587 million of its receivable portfolio to a Securitization Facility.

2006 in Summary - Disappointments ATVs and snowmobiles struggled Dealer Inventory too high in both businesses Overall markets were soft/shrinking Lost market share KTM Phase II was not completed Gross margin percentage declined 30 basis points

Lessons Learned Failed to predict the change in the ATV industry. We did not react quickly enough to the decline. Lost some competitiveness in ATVs and snowmobiles. ATV performance remains the number that really matters. Have become too internally focused Quality issues for snowmobiles have hurt the business Bet too much on the KTM idea. Should have had a clearer contingency plan.

2007 - Getting Back to Great 2006 2007 2008/2009 Overview Tough Year Disappointing Getting back on track Anticipate good years Major Themes ATV inventory No KTM deal Snowmobiles and ATVs declining Cost pressures Stock buyback ATV inventory fixed Post KTM plan Operations more predictable Win in the core Deliver operational excellence Back to growth through innovation and entering new markets Results Sales and earnings down Expect decent results but not spectacular Anticipate good to very good Perspective

GETTING BACK TO GREAT

2007 – Getting Back to Great

POLARIS The Way Out.

The Goals

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG&A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER™* – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By…

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products…Customer Focused…Results Driven

POLARIS

12

2007 - Getting Back to Great Bennett J. Morgan President and Chief Operating Officer

2. Delivering Operational Excellence..... Industry-leading quality in every product line. > 5% productivity every year. A lean enterprise, driven by robust simple designs and a lean supply chain. The Goals..... 1. Win in the Core..... Grow market share in snowmobiles and ATVs. Leverage PG&A and Financial Services to deliver superior total value. 3. Grow $500 Million in our Growth Businesses by 2009..... Victory - 5% share in cruiser and touring segments. RANGER(tm) - Dominate utility and recreation SxS market. International. Expand global presence by $50 Million. Military. Enter at least one new adjacent market segment.

1. Win in the Core..... Improving Our ATV Business ATV/Side-by-Side (SxS) Global Industry $8+ Billion Global Vehicle Market Polaris is Strongest in Most Profitable Segments Top 3 Global Player #1 American Brand 2002 2003 2004 2005 2006 Total Vehicles NA ATV SxS Asian Imports Int'l ATV Total Four Wheel Vehicle Market Growing NA Market Maturing Int'l & SxS Market Growth

2007: ATVs Will be More Competitive Industry expected to decline mid single digits (similar to 2006) Strong promotions throughout year More advertising support More competitive product in every class Dealer inventory at acceptable levels Correction of inventory levels completed by mid-year 2007 Modest market share gains 2008: Expect to Return to Growth in ATVs Industry health expected to improve Polaris dealer inventories at normal operating levels Balanced supply and demand New competitive products in dealerships in adequate quantities We Expect to Win in 2007 and Beyond 1. Win in the Core..... Improving Our ATV Business

The Future Looks Better - Deliver 2007 2003 2004 2005 2006 2007 2008 Shipments Retail Dealer Inventory Shipments Start Growing Again! Inventory Healthy Level ATV 2008 = Positioned For Success More Competitive MY08 Product Line Stronger Brand-World's Toughest ATV Growing Military Business Units 1. Win in the Core..... Improving Our ATV Business

GETTING BACK TO GREAT

1. Win in the Core…..
Continued Recovery of Our Snow Business

The Market – Snowmobiles

- Industry struggling due to lack of snowfall East of the Rockies. N.A. market down 7% in 06-07 season, lost some share
- Quality remains #1 focus. Starting to see result in MY 2007. 600 SDI and 700 SDI have had few issues. Response to field issues has improved significantly.
- MY 2008 products look solid…800 SDI for mountains and 600 Race Replica for flat lands.
- Race team had a fantastic season…..will leverage harder in 2007.

Worldwide Snowmobile Industry Retail

1986 - 2007



In Units
300,000
250,000
200,000
150,000
100,000
50,000
0
Consistent snowfall
Cold winters
New products
Lack of Snowfall

Low = 104K, High = 261K, Currently 150K

Stabilizing, Recovery of our Snow Business Has Begun…Still Lots of Work to Do

POLARIS

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Wholesale credit 37% 1st Qtr 3rd Qtr 4th Qtr East 6 57 34 West 30.6 34.6 31.6 North 45.9 45 43.9 Other Activities 6% Retail Financing (HSBC) 57% Financial Services Income by Category - 2006 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 22 6 7 2 63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 4 5 6 4th Qtr East 251 274 270 34 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 04 05 06 Sales (Dollars in Millions) Year ended December 31 63% ATV 22% Snowmobile PG&A Product Mix by Business Line - 2006 6% Victory 7% General Merchandise 2% Personal Watercraft $251 $274 $270 1. Win in the Core..... Leverage PG&A and Financial Services Financial Services Generated $47.1 million of income in 2006 from financial services Generates high return on investment Wholesale portfolio loses are within industry norms Polaris has no credit, interest rate or funding risk under the retail credit contract with HSBC Very successful retail program for used and non-Polaris vehicles Parts Garments & Accessories Highest margin product line (40+% gross margins) Leveraging installed base Focused on hot new products Victory Vision(tm) RANGER(tm) RZR Military Growth through innovation

2. Delivering Operational Excellence..... Industry-leading quality in every product line. > 5% productivity every year. A lean enterprise, driven by robust simple designs and a lean supply chain. The Goals..... 1. Win in the Core..... Grow market share in snowmobiles and ATVs. Leverage PG&A and Financial Services to deliver superior total value. 3. Grow $500 Million in our Growth Businesses by 2009..... Victory - 5% share in cruiser and touring segments. RANGER(tm) - Dominate utility and recreation SxS market. International. Expand global presence by $50MM. Military. Enter at least one new adjacent market segment.

Striving for a "Toyota-like" level of operational excellence Objective of being #1 in quality in all businesses Currently: #1 in motorcycles and RANGERs #2 in ATVs #4 in Snowmobiles Drive lower costs 5% productivity improvement each year Drive for 5% cost reduction yearly 2. Delivering Operational Excellence..... Strengthen Our Lean Cost Competitive Edge

2. Delivering Operational Excellence..... Industry-leading quality in every product line. > 5% productivity every year. A lean enterprise, driven by robust simple designs and a lean supply chain. The Goals..... 1. Win in the Core..... Grow market share in snowmobiles and ATVs. Leverage PG&A and Financial Services to deliver superior total value. 3. Grow $500 Million in our Growth Businesses by 2009..... Victory - 5% share in cruiser and touring segments. RANGER(tm) - Dominate utility and recreation SxS market. International. Expand global presence by $50MM. Military. Enter at least one new adjacent market segment.

Polaris Outlook for Industry Long-Term Continue solid growth in Touring Demographics favorable at least through 2010 Customers want unique designs - "Attention Getting" models like Victory Vision U.S. Motorcycle Market Top Three On-Highway Segments 1995-2006 Market Trends Demographics favorable Harley-Davidson continues to drive market Cruiser Industry slowed in 2006 primarily from lower sales of motorcycles with engine sizes below 900cc. Cruiser Sportbike Touring 95 100.838 49.508 31.341 96 121.367 48.768 32.159 97 129.367 51.399 39.496 98 151.95 60.445 51.62 99 183.979 76.439 65.182 1 222.438 95.269 80.42 1 263.851 114.348 90.2 2 299.996 114.101 99.395 3 315.34 123.119 104.197 4 325 145 110 5 335.724 163.709 129.614 6 331.776 185.361 148.661 Solid Growth The N.A. Motorcycle Market Combined growth was 4% in 2006 Units in 000's Victory Motorcycles Source: MIC Source: MIC Units in 000's 3. Grow $500 Million in our Growth Businesses by 2009

Entering the Luxury Touring segment with Victory Vision opens up a large segment of the heavyweight motorcycle business for Victory Fastest growing Demographics favorable for Touring Extensive market research - consumers and competitors Most beautiful Most comfortable Unique differentiated market positioning Exclamation Point of the New American Motorcycle Brand Confident we have a Best in Class product; product engineering and launch on track Victory Street Victory Tour Custom Cruiser - Vegas Classic Cruiser - Kingpin Muscle Cruiser - Hammer Extreme Custom - Jackpot Touring (Soft) - KP Tour Touring (Hard) Luxury Tourer Opportunity Motorcycles Victory Vision(tm) 3. Grow $500 Million in our Growth Businesses by 2009

Build an Industry-Leading Side-by-Side Vehicle Business Aggressively Expand RANGER(tm) in Utility Segment Enter and Lead Emerging Segments #1 Quality Side-By-Side Vehicle Strongest Side-By-Side Dealer Network Industry-Leading Side-by-Side Vehicles RANGER(tm) Strategy 3. Grow $500 Million in our Growth Businesses by 2009

Capitalizes on High Growth Market Recreation Segment has grown from zero to 40K units in 5 years Growth rate of +45% (estimated 2006) Brings Incremental Customers to RANGER Business RANGER = Ag, Multi-Acre Homeowners, and Hunters RANGER RZR = Big Bore Trail, SxS Sport, and Hunters Expands Polaris Coverage of Key Customer Segments Sportsman 800 (1 up ATV) - Sportsman 800 X2 (2 up ATV) - RANGER RZR (2 up SxS) - RANGER (3 up SxS) Consumer research indicates customer trend towards SxS trail, sport and recreation use Delivers Significant Volume/Profit Potential Yamaha Rhino sells approximately 20K units - RANGER RZR potential as great or greater over next 5 years RANGER Brand Gets Bigger RANGER: Hardest Working, Smoothest Riding = Work First, Play Second RANGER RZR: Razor Sharp SxS Performance = Play First, Work Second Commercial Segment Utility Segment Recreation Segment Commercial 55000 150000 40000 Recreation 15% of Market +45% growth Commercial 20% of Market Flat growth Utility 65% of Market +20% growth RANGER RZR - Expands RANGER Brand - Drives Growth RANGER RZR(tm) Side by Side N.A. Market 2006 3. Grow $500 Million in our Growth Businesses by 2009

Side-By-Side - Capitalize on High Growth Recreation Segment NEW! 2008 RANGER(tm) RZR TRAIL CAPABLE: Only trail capable Side-By-Side @ 50 inches wide MOST RESPONSIVE: Most responsive w/ lowest center of gravity FASTEST: Fastest acceleration w/ highest top speed (55mph) UTILITY: All the utility you need w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity w/ 300 lbs capacity Razor Sharp SxS Performance RANGER(tm) RZR 3. Grow $500 Million in our Growth Businesses by 2009

* Polaris Estimate 2006 Market - $1.8 Billion Estimated Market Size For Polaris Products* Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan 1999 2002 2003 2004 2005 2006 East 68 90 142 194 233 233 $141 $90 International Sales $194 Expand Global Presence by $50 Million by 2009 Victory ATV Snowmobile PG&A East 72 15 13 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International Revenue Mix Percent of 2006 Sales from Continuing Operations Victory 1% ATV/Utility 68% Snowmobile 15% PG&A 16% $233 $233 3. Grow $500 Million in our Growth Businesses by 2009 Growth Opportunities Internationally Include: market share growth enter into additional markets and countries expand product offerings

Growth Opportunity of $50-$75 Million by 2009 Weapons Mount Mission Utility Water Crossing Rugged Terrain Self Recovery Track Kit for Snow Military Increased investment planned in 2007 Enhanced product plan Leverage relationship in consumer marketing supports "toughest" position 3. Grow $500 Million in our Growth Businesses by 2009

? ? ? ? ? ? Polaris Traditional Markets Snowmobiles ATVs PWC Work RANGER Widetrack Snowmobiles Fun/Lifestyle Victory Quadricycles Sport ATVs RANGER RZR(tm) Military MV RANGER Adjacent Markets Profitable Top Line Growth of Approximately $75 million by 2009 Migrate Polaris into at least one Adjacent Market Prefer New Customer Base Prefer New Distribution Channel Growth Will Come in the Following Way(s) Organic Strategic Alliance Acquisition Profitable Growth! ? ? ? Adjacent Market Growth Opportunities 3. Grow $500 Million in our Growth Businesses by 2009

2007 Priorities Improving Our ATV Business Dealer inventory lower by mid-year 2007 Gaining share Grow Aggressively in Our Growth Businesses Successful RANGER RZR and Victory Vision launches Military adjacency Identify and invest in at least 1 new adjacent market growth opportunity for Polaris' future Continued Recovery of Our Snow Business Drive dealer inventory down Begin to gain share High quality product Cost structure adjusted based on volume realities Strengthen Our Lean Cost Competitive Edge Operational excellence Deliver EPS of $2.91-$3.03 per diluted share for 2007, per guidance Definition of a Successful 2007

Summary 2007-2009 Compelling differentiated products...winning in core Lean enterprise...operational excellence system-wide Growing in innovation and new markets/customers Externally focused...customer driven Results driven Future Looks Good The Goals $2.2 billion in sales by 2009 $150 million in net income by 2009 $4.25 earnings per diluted share by 2009

Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Thank You Questions?